UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2020

Date of reporting period:  July 31, 2020

Item 1. Report to Stockholders.

Coho Relative Value Equity Fund
cohox

Coho Relative Value ESG Fund
cesgx

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.cohofunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 866-COHO-234 or by sending an e-mail request to info@coho.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 866-COHO-234 or send an e-mail request to info@coho.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Annual Report

July 31, 2020

COHO FUNDS

September 4, 2020

Dear Fellow Shareholders:

As August 31, 2020 marks the end of the Coho Relative Value Equity Fund’s seventh full annual period and the first partial period for the Coho Relative Value ESG Fund, we are pleased to provide you with an update on the Funds for the fiscal period ending July 31, 2020. At Coho Partners, Ltd., we remain committed to achieving the Funds’ investment objective and providing our shareholders with open and active communication so they may gain a clear understanding of our investment process, the Funds’ performance results and our most recent thoughts on the economy and the equity markets. Our performance discussion in this letter is primarily focused on the results of the Coho Relative Value Equity Fund, but we did include a separate discussion of our commitment to ESG investing.

Market Review

For the fiscal year ended July 31, 2020, the Coho Relative Value Equity Fund returned 8.45% versus 11.96% for the S&P 500® Index and -6.01% for the Russell 1000® Value Index.

While sector performance was mixed, the Fund was net negatively impacted versus the S&P 500® Index for the fiscal year. The Fund’s underweight position in Information Technology and its overweight in Energy were detractors to relative performance. While our overweight in Consumer Staples was a detractor, individual stock selection was a contributor as was stock selection in Industrials, Financials, and Consumer Discretionary.

The top five contributors to the Fund’s performance during the period were Lowe’s Companies, Kroger, Dollar General, Amgen and UnitedHealth Group. The five largest individual detractors during the period were Omnicom Group, Aflac, Ross Stores, Royal Dutch Shell plc, and Occidental Petroleum.

Following a harrowing first quarter of 2020, when the S&P 500® Index declined more than 30% at its low, a late March rally which has continued through July 2020 helped erase the first quarter’s pain.  To us, this recovery, which again favored growth over value, has been quite remarkable and surprising.  The COVID-19 concerns that negatively impacted first quarter’s results are still here, but investors appear to fully believe that the economic recovery will be faster and steeper than originally thought.  Surely this is possible, but valuations would suggest a more defensive posture is prudent until more evidence of sustainable earnings with commensurate dividend growth is seen.

The second-quarter earnings season is coming to an end and a few common themes are arising.  Most businesses bottomed in April, and since then, there has been sequential improvement month by month, although the recovery has varied depending on the business model.  This encouraging trend has enabled some company management teams to renew guidance for 2020, which has increased investor confidence.  This confidence has led to an uptick in dividends as well, albeit more subdued than we have seen in prior years.  Roughly two-thirds of our holdings have now increased their dividend in 2020 and we expect the majority of the remaining holdings to do so before the year is over.

A Commitment to ESG Investing

The Coho Relative Value ESG Fund was launched with an inception date of November 27, 2019. For the period since inception through July 31, 2020, the Coho Relative Value ESG Fund returned 2.00% versus 5.07% for the S&P 500® Index and -10.92% for the Russell 1000® Value Index.

At Coho Partners, Ltd., our commitment to sustainability began with the founding of the firm and our philosophy and process that focuses on durable and predictable business models.  Our premise is simple: companies that have delivered strong and consistent shareholder returns over multiple market cycles have done so because they have built enduring and sustainable business models. They embody an organizational culture that is a true competitive advantage and not easily replicated. We believe these companies can deliver consistently over time as they balance the interests

COHO FUNDS

of all stakeholders: shareholders, communities, employees, and the environment. We are staunch advocates of integrating material and financially relevant ESG metrics in business practices as a long-term strategy for impacting meaningful change. Only when company managements and investors view sustainability as a material driver of long-term business performance and risk will there be a real and lasting commitment.

We recently published our annual Impact Report highlighting the non-financial initiatives underway with several of our portfolio holdings. We are encouraged by the progress we see on environmental, social, and governance-related disclosures and metrics. The expansive corporate response to the global health crisis has been humbling, with four of our essential retail companies recognized by Forbes for their leadership in responding to the pandemic.

The global pandemic caused by COVID-19 is first and foremost a human tragedy. The public health crisis has once again revealed the interconnectedness and interdependence of our global economic system. A major wake-up call, the pandemic has highlighted the need to make businesses and countries more resilient to unforeseen, yet potentially catastrophic events such as those resulting from climate change. Climate change poses one of the most critical systemic market risks over the long term. The continued rise in global temperatures has the potential to trigger social and political instability with significant economic and financial implications.  As stewards of our clients’ financial assets, we are committed to seeking enhanced disclosure and transparency in how businesses evaluate and address these risks and opportunities. As a result, we recently committed to supporting the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD). The framework encourages companies to assess and disclose the financial impact from the most relevant climate-related risks and opportunities for their business as a part of their annual reporting to shareholders.

Fund Adviser Outlook

The current pandemic had no effect on 2019 results, but it will negatively impact 2020 earnings per share (EPS) and analysts expect a recovery to the 2021 EPS.  Based on these consensus estimates, analysts believe the S&P 500® Index’s 2021 earnings will essentially return to where it was in 2019.  Meanwhile, Consumer Staples are expected to grow 7.5% over this period, Health Care by 11.4% and Technology by 15.6%.  However, we believe the better risk/return valuations are in Health Care and Consumer Staples, where price-to-earnings (P/E ratios) are lower and dividend yields are higher. We believe our holdings within Consumer Staples and Health Care are “serial earnings compounders” and as such these companies have both offensive and defensive characteristics which provide protection when needed in downturns, but still participate relatively fully during market advances.

The S&P 500® Index has now risen for four consecutive months and the Russell 1000® Value Index has advanced in three of the last four. The best performing sector so far in 2020 remains Information Technology, which is followed by Consumer Discretionary.  These are economically sensitive sectors whose fortunes tend to be tied to improving or expanding economies.  We hope this happens, but there are numerous concerns on the horizon, and we feel a more conservative and defensive posture is warranted.  Given that we anticipate that volatility will remain elevated, we continue to be opportunistic in initiating new positions and adjusting existing positions.  Our trading has been higher than usual this year because of this volatility, but we are continually trying to improve the long-term potential of the portfolio while simultaneously reducing risk.  We believe the portfolio is appropriately positioned with a majority tilt toward Health Care and Consumer Staples companies, whose fortunes are much less tied to global GDP expansion.

We thank you for your investment and continued confidence in the Coho Relative Value Equity Fund and Coho Relative Value ESG Fund and look forward to serving your interests in the future.

Sincerely,

Coho Partners, Ltd.

COHO FUNDS

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds may have a relatively high concentration of assets in a single or small number of issuers, which may reduce their diversification and result in increased volatility. The Funds may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. Investments in securities of foreign issuers involve risks not ordinarily associated with investment in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. The principal value and investment return of an investment will fluctuate so an investor’s shares, when redeemed, may be worth more or less than the initial investment.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Funds’ holdings.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. One cannot invest directly in an index.

The Russell 1000® Index is a float-adjusted capitalization-weighted index that measures the performance of the large capitalization sector of the U.S. equity market and includes securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. One cannot invest directly in an index.

The Russell 1000® Value Index measures the performance of equity securities of Russell 1000® Index issuers with lower price-to-book ratios and lower forecasted growth. One cannot invest directly in an index.

Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company’s profitability.

Price-to-earnings (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its earnings per share (EPS).

Permitted Use of the Russell 1000® Value Index

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2020.

The Coho Relative Value Equity and Coho Relative Value ESG strategies have been developed solely by Coho Partners, Ltd. The strategies are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings. FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 1000® Value Index vest in the relevant LSE Group company which owns the Russell 1000® Value Index. Russell is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Russell 1000® Value Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Russell 1000® Value Index or (b) investment in or operation of the Coho Relative Value Equity and Coho Relative Value ESG strategies. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Coho Relative Value Equity and Coho Relative Value ESG strategies or the suitability of the Russell 1000® Value Index for the purpose to which it is being put by Coho Partners, Ltd.

The Coho Relative Value Equity Fund and Coho Relative Value ESG Fund are distributed by Compass Distributors, LLC.

COHO RELATIVE VALUE EQUITY FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-COHO-234. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates Of Return (%) — July 31, 2020

	1 Year	3 Year	5 Year	Since Inception(1)
Coho Relative Value Equity Fund(2)	8.45%	7.79%	7.83%	9.06%
S&P 500® Index(3)	11.96%	12.01%	11.49%	12.26%
Russell 1000® Value Index(4)	-6.01%	2.70%	5.36%	6.97%

(1)	Period from Fund inception through July 31, 2020. The Fund commenced operations on August 14, 2013.
(2)	On November 22, 2019, the Fund’s Institutional Class shares were merged into the Advisor Class shares. The Advisor Class name was subsequently discontinued following the merger.
(3)	The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. One cannot invest directly in an Index.
(4)
The Russell 1000® Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an Index.

The following is expense information for the Coho Relative Value Equity Fund as disclosed in the Fund’s most recent prospectus dated November 26, 2019:

Gross Expenses: 0.82%; Net Expenses: 0.79%. Coho Partners, Ltd. (the “Adviser” or “Coho”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fee and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.79% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite but cannot be terminated through at least November 28, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

COHO RELATIVE VALUE ESG FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-COHO-234. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates Of Return (%) — July 31, 2020

Since Inception(1)
Coho Relative Value ESG Fund	2.00%
S&P 500® Index(2)	5.07%
Russell 1000® Value Index(3)	-10.92%

(1)	Period from Fund inception through July 31, 2020. The Fund commenced operations on November 27, 2019.
(2)	The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. One cannot invest directly in an Index.
(3)
The Russell 1000® Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an Index.

The following is expense information for the Coho Relative Value ESG Fund as disclosed in the Fund’s most recent prospectus dated November 26, 2019:

Gross Expenses: 1.31%; Net Expenses: 0.79%. Coho Partners, Ltd. (the “Adviser” or “Coho”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.79% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term but cannot be terminated through at least November 28, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

COHO FUNDS

Expense Examples (Unaudited)
July 31, 2020

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 – July 31, 2020).

ACTUAL EXPENSES
The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

Coho Relative Value Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(2/1/2020)	(7/31/2020)	(2/1/2020 to 7/31/2020)
Actual(2)	$1,000.00	$1,014.10	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.97

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.79%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended July 31, 2020 of 1.41%.

Coho Relative Value ESG Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(2/1/2020)	(7/31/2020)	(2/1/2020 to 7/31/2020)
Actual(4)	$1,000.00	$1,023.10	$3.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.97

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.79%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

(4)	Based on the actual return for the period from inception through July 31, 2020 of 2.31%.

COHO RELATIVE VALUE EQUITY FUND

Sector Allocation(1) (Unaudited)
as of July 31, 2020
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of July 31, 2020
(% of net assets)

Lowe’s Companies	5.5%
UnitedHealth Group	4.9%
Kroger	4.6%
Amgen	4.6%
Johnson & Johnson	4.4%
Ross Stores	4.2%
Marsh & McLennan Companies	4.2%
CVS Health	4.0%
AmerisourceBergen	4.0%
State Street	3.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

COHO RELATIVE VALUE ESG FUND

Sector Allocation(1) (Unaudited)
as of July 31, 2020
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of July 31, 2020
(% of net assets)

Lowe’s Companies	5.5%
UnitedHealth Group	4.9%
Johnson & Johnson	4.8%
Amgen	4.6%
Kroger	4.5%
Ross Stores	4.5%
Quest Diagnostics	4.2%
Marsh & McLennan Companies	4.2%
Merck & Co.	4.1%
CVS Health	3.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments
July 31, 2020

	Shares	Value
COMMON STOCKS — 97.0%

Communication Services — 2.6%
Omnicom Group	354,818	$19,064,371

Consumer Discretionary — 13.1%
Dollar General	130,373	24,823,019
Lowe’s Companies	273,269	40,692,487
Ross Stores	350,834	31,459,285
		96,974,791
Consumer Staples — 24.0%
Altria Group	462,723	19,041,052
Coca-Cola	464,607	21,948,035
Conagra Brands	646,452	24,209,627
JM Smucker	158,208	17,300,045
Kroger	984,001	34,233,395
Philip Morris International	279,589	21,475,231
Sysco	303,417	16,035,588
Unilever N.V.	402,545	23,762,231
		178,005,204
Energy — 2.7%
Chevron	235,178	19,740,841

Financials — 11.8%
Aflac	465,966	16,574,411
Marsh & McLennan Companies	267,163	31,151,206
State Street	410,917	26,212,395
U.S. Bancorp	373,160	13,747,214
		87,685,226
Health Care — 27.8%#
Abbott Laboratories	177,242	17,837,635
AmerisourceBergen	294,616	29,517,577
Amgen	139,604	34,156,911
CVS Health	469,449	29,547,120
Johnson & Johnson	226,096	32,955,753
Merck & Co.	321,950	25,833,268
UnitedHealth Group	120,594	36,513,451
		206,361,715

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments – Continued
July 31, 2020

	Shares	Value
Industrials — 9.7%
3M	116,420	$17,517,717
Illinois Tool Works	81,549	15,085,750
Stanley Black & Decker	101,489	15,560,294
W.W. Grainger	71,006	24,250,679
		72,414,440
Information Technology — 5.3%
Global Payments	90,302	16,075,562
Microchip Technology	230,956	23,495,154
		39,570,716
Total Common Stocks
(Cost $633,553,355)		719,817,304

SHORT-TERM INVESTMENT — 3.0%
U.S. Bank N.A., 0.02%^
(Cost $22,258,922)	22,258,922	22,258,922
Total Investments — 100.0%
(Cost $655,812,277)		742,076,226
Liabilities in Excess of Other Assets — (0.0)%		(249,783)
Total Net Assets — 100.0%		$741,826,443

#	As of July 31, 2020, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 9 in Notes to the Financial Statements.
^	The investment will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of July 31, 2020.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

COHO RELATIVE VALUE ESG FUND

Schedule of Investments
July 31, 2020

	Shares	Value
COMMON STOCKS — 97.5%

Communication Services — 3.0%
Omnicom Group	2,077	$111,597

Consumer Discretionary — 13.3%
Dollar General	649	123,570
Lowe’s Companies	1,363	202,964
Ross Stores	1,851	165,979
		492,513
Consumer Staples — 24.4%
Coca-Cola	2,908	137,374
Colgate-Palmolive	1,589	122,671
Conagra Brands	3,366	126,057
JM Smucker	1,238	135,375
Kroger	4,800	166,992
Sysco	1,511	79,856
Unilever N.V.	2,278	134,470
		902,795
Financials — 12.4%
Aflac	2,249	79,997
Marsh & McLennan Companies	1,330	155,078
State Street	2,158	137,659
U.S. Bancorp	2,414	88,932
		461,666
Health Care — 29.0%#
Abbott Laboratories	887	89,268
Amgen	699	171,024
CVS Health	2,313	145,580
Johnson & Johnson	1,214	176,953
Merck & Co.	1,899	152,376
Quest Diagnostics	1,237	157,185
UnitedHealth Group	604	182,879
		1,075,265
Industrials — 9.6%
3M	579	87,122
Illinois Tool Works	406	75,106
Stanley Black & Decker	498	76,353
W.W. Grainger	345	117,828
		356,409

See Notes to the Financial Statements

COHO RELATIVE VALUE ESG FUND

Schedule of Investments – Continued
July 31, 2020

	Shares	Value
Information Technology — 5.8%
Global Payments	567	$100,938
Microchip Technology	1,107	112,615
		213,553
Total Common Stocks
(Cost $3,256,568)		3,613,798

SHORT-TERM INVESTMENT — 3.1%
U.S. Bank N.A., 0.02%^
(Cost $114,184)	114,184	114,184
Total Investments — 100.6%
(Cost $3,370,752)		3,727,982
Liabilities in Excess of Other Assets — (0.6)%		(21,245)
Total Net Assets — 100.0%		$3,706,737

#	As of July 31, 2020, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 9 in Notes to the Financial Statements.
^	The investment will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of July 31, 2020.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

COHO FUNDS

Statements of Assets and Liabilities
July 31, 2020

	Coho	Coho
	Relative Value	Relative Value
	Equity Fund	ESG Fund
ASSETS:
Investments, at value
(Cost: $655,812,277 & $3,370,752, respectively)	$742,076,226	$3,727,982
Dividends and interest receivable	571,840	3,494
Receivable for capital shares sold	1,874,828	44,000
Receivable from investment adviser	—	6,387
Prepaid expenses	26,674	13,041
Total assets	744,549,568	3,794,904

LIABILITIES:
Payable for investment securities purchased	1,966,469	52,393
Payable for capital shares redeemed	170,171	—
Payable to investment adviser	424,869	—
Payable for fund administration & accounting fees	94,167	3,925
Payable for compliance fees	3,127	3,126
Payable for custody fees	10,346	1,601
Payable for transfer agent fees & expenses	12,134	4,031
Payable for trustee fees	2,728	2,730
Accrued expenses	39,114	20,361
Total liabilities	2,723,125	88,167

NET ASSETS	$741,826,443	$3,706,737

NET ASSETS CONSIST OF:
Paid-in capital	$646,317,264	$3,324,438
Total distributable earnings	95,509,179	382,299
Net Assets	$741,826,443	$3,706,737

Net Assets	$741,826,443	$3,706,737
Shares issued and outstanding(1)	51,430,550	363,812
Net asset value, redemption price and offering price per share(2)	$14.42	$10.19

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

COHO FUNDS

Statements of Operations
For the Year Ended July 31, 2020

	Coho	Coho
	Relative Value	Relative Value
	Equity Fund	ESG Fund(1)
INVESTMENT INCOME:
Dividend income	$15,822,623	$22,647
Less: Foreign taxes withheld	(154,316)	(123)
Interest income	237,748	131
Total investment income	15,906,055	22,655

EXPENSES:
Investment adviser fees (See Note 4)	4,325,385	6,992
Fund administration & accounting fees (See Note 4)	367,671	10,157
Transfer agent fees & expenses (See Note 4)	70,471	13,742
Custody fees (See Note 4)	59,682	6,319
Federal & state registration fees	59,475	17,159
Shareholder servicing fees (See Note 5)	35,579	—
Audit fees	18,496	16,499
Postage & printing fees	14,065	49
Legal fees	13,519	8,002
Trustee fees	13,145	9,331
Compliance fees (See Note 4)	11,296	7,293
Other expenses	6,308	1,499
Insurance expense	4,072	628
Total expenses before interest expense	4,999,164	97,670
Interest expense (See Note 11)	2,050	—
Total expenses before waiver/reimbursement	5,001,214	97,670
Adviser recoupment (See Note 4)	8,590	—
Less: waiver/reimbursement from investment adviser (See Note 4)	(151,217)	(89,779)
Net expenses	4,858,587	7,891

NET INVESTMENT INCOME	11,047,468	14,764

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	24,466,283 (2)	10,515
Net change in unrealized appreciation/depreciation on investments	27,217,688	357,230

Net realized and unrealized gain on investments	51,683,971	367,745

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$62,731,439	$382,509

(1)	Inception date of the Fund was November 27, 2019.
(2)	Includes $31,083 gain from in-kind transactions.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
OPERATIONS:
Net investment income	$11,047,468	$10,529,942
Net realized gain on investments	24,466,283	22,146,847
Net change in unrealized appreciation/depreciation on investments	27,217,688	(15,641,713)
Net increase in net assets resulting from operations	62,731,439	17,035,076

CAPITAL SHARE TRANSACTIONS:
Advisor Class(1):
Proceeds from shares sold	297,343,269	46,559,156
Cost of shares issued in exchange for Institutional Class shares	414,609,967	—
Proceeds from reinvestment of distributions	7,893,859	9,213,707
Payments for shares redeemed	(169,131,030)	(90,341,746)
Payments for transfer-in-kind	(100,000)	—
Redemption fees	124,307	7,470
Increase (decrease) in net assets resulting
from Advisor Class transactions	550,740,372	(34,561,413)
Institutional Class(1):
Proceeds from shares sold	27,805,323	172,943,752
Proceeds from reinvestment of distributions	13,408,787	14,195,328
Payments for shares redeemed	(34,599,798)	(117,232,497)
Cost of shares exchanged for Advisor Class shares	(414,609,967)	—
Redemption fees	778	25,950
Increase (decrease) in net assets
resulting from Institutional Class transactions	(407,994,877)	69,932,533
Net increase in net assets resulting
from capital share transactions	142,745,495	35,371,120

DISTRIBUTIONS TO SHAREHOLDERS
Advisor Class(1)	(11,706,188)	(13,009,518)
Institutional Class(1)	(26,579,014)	(26,760,935)
Total distributions to shareholders	(38,285,202)	(39,770,453)

TOTAL INCREASE IN NET ASSETS	167,191,732	12,635,743

NET ASSETS:
Beginning of year	574,634,711	561,998,968
End of year	$741,826,443	$574,634,711

(1)	On November 22, 2019, the Fund’s Institutional Class shares were merged into the Advisor Class shares. The Advisor Class name was subsequently discontinued following the merger.

See Notes to the Financial Statements

COHO RELATIVE VALUE ESG FUND

Statement of Changes in Net Assets

Period Inception(1)
Through
July 31, 2020
OPERATIONS:
Net investment income	$14,764
Net realized gain on investments	10,515
Net change in unrealized appreciation/depreciation on investments	357,230
Net increase in net assets resulting from operations	382,509

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,224,228
Proceeds from transfer-in-kind	100,000
Proceeds from reinvestment of distributions	210
Payments for shares redeemed	—
Net increase in net assets resulting from capital share transactions	3,324,438

DISTRIBUTIONS TO SHAREHOLDERS	(210)

TOTAL INCREASE IN NET ASSETS	3,706,737

NET ASSETS:
Beginning of period	—
End of period	$3,706,737

(1)	Inception date for the Fund was November 27, 2019.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

For a Fund share outstanding throughout the years.

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Advisor Class(1)	July 31, 2020		July 31, 2019	July 31, 2018	July 31, 2017	July 31, 2016

PER SHARE DATA:
Net asset value, beginning of year	$14.20		$14.87	$13.71	$12.86	$12.33

INVESTMENT OPERATIONS:
Net investment income	0.25	(2)	0.28	0.22	0.17	0.19
Net realized and unrealized
gain on investments	0.93		0.06	1.49	0.92	0.65
Total from investment operations	1.18		0.34	1.71	1.09	0.84

LESS DISTRIBUTIONS:
From net investment income	(0.26)		(0.23)	(0.17)	(0.19)	(0.13)
From net realized gains	(0.70)		(0.78)	(0.38)	(0.05)	(0.19)
Total distributions	(0.96)		(1.01)	(0.55)	(0.24)	(0.32)

Paid-in capital from redemption fees	—	(3)	— (3)	— (3)	— (3)	0.01

Net asset value, end of year	$14.42		$14.20	$14.87	$13.71	$12.86

TOTAL RETURN	8.45%		2.55%	12.63%	8.63%	7.14%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets, end of year (in 000’s)	$741,826		$171,070	$214,614	$225,343	$195,536

Ratio of expenses to
average net assets:
Before expense waiver/recoupment	0.82%		0.93%	0.94%	0.96%	1.01%
After expense waiver/recoupment	0.81	%(4)	0.94%	0.94%	0.94%	0.94%

Ratio of net investment income
to average net assets:
After expense waiver/recoupment	1.76%		1.71%	1.44%	1.39%	1.50%

Portfolio turnover rate	27%		20%	21%	23%	24%

(1)	On November 22, 2019 the Fund’s Institutional Class shares were merged into the Advisor Class shares. The Advisor Class name was subsequently discontinued following the merger.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount per share is less than $0.01.
(4)	Prior to November 22, 2019, the annual expense limitation was 0.94% of the average daily net assets for the Advisor Class. Thereafter it was 0.79% for the existing class.

See Notes to the Financial Statements

COHO RELATIVE VALUE ESG FUND

Financial Highlights

For a Fund share outstanding throughout the period.

Since Inception(1)
through
July 31, 2020
PER SHARE DATA:
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.05
Net realized and unrealized gain on investments	0.15
Total from investment operations	0.20

LESS DISTRIBUTIONS:
From net investment income	(0.01)
From net realized gains	—
Total distributions	(0.01)

Net asset value, end of period	$10.19

TOTAL RETURN(2)	2.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$3,707

Ratio of expenses to average net assets:
Before expense waiver/reimbursement(3)	9.78%
After expense waiver/reimbursement(3)	0.79%

Ratio of net investment income to average net assets:
After expense waiver/reimbursement(3)	1.48%

Portfolio turnover rate(2)	10%

(1)	Inception date for the Fund was November 27, 2019.
(2)	Not annualized for period less than one year.
(3)	Annualized for period less than one year.

See Notes to the Financial Statements

COHO FUNDS

Notes to the Financial Statements
July 31, 2020

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Both the Coho Relative Value Equity Fund (the “Equity Fund”) and Coho Relative Value ESG Fund (the “ESG Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series, each with their own investment objectives and policies within the Trust.  The investment objective of both Funds is total return. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The Equity Fund commenced operations on August 14, 2013 and currently offers only one class of shares. Effective November 22, 2019, the Fund ceased offering its Institutional Class shares. The remaining Institutional Class shares were converted to Advisor Class shares at the close of business on November 22, 2019 and the Advisor Class name was subsequently discontinued. The Advisor Class shares were previously subject up to a maximum 0.15% shareholder servicing which is not applicable to the existing share class. Each class of shares had identical rights and privileges except with respect to shareholder servicing fees and voting rights on matters affecting a single class. The ESG Fund commenced operations on November 27, 2019 and currently offers only one class of shares. Organizational costs that were incurred to establish the ESG Fund and enable it to legally do business were paid for by Coho Partners, Ltd. (the “Adviser”). These payments are not recoupable by the Adviser. Both Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended July 31, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended July 31, 2020, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the year ended July 31, 2020, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended July 31, 2017.

Security Transactions, Income and Distributions — The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may

COHO FUNDS

Notes to the Financial Statements – Continued
July 31, 2020

differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds. For the year ended July 31, 2020, the Equity Fund decreased distributable earnings by $3,034,860 and increased paid-in capital by $3,034,860. This adjustment was largely due to the use of tax equalization. There were no adjustments made to the ESG fund.

Allocation of Income, Expenses and Gains/Losses — Prior to November 22, 2019, income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds were allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares were recorded by the specific class. Most Fund expenses were allocated by class based on relative net assets. Shareholder servicing fees were expensed at an annual rate up to 0.15% of the average daily net assets of the Advisor Class shares.

Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis. The Funds’ investments are carried at fair value.

Equity Securities — Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price

COHO FUNDS

Notes to the Financial Statements – Continued
July 31, 2020

(“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Investment — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent  valuation adjustments are not applied, these securities are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of July 31, 2020:

Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$719,817,304	$—	$—	$719,817,304
Short-Term Investment	22,258,922	—	—	22,258,922
Total Investments*	$742,076,226	$—	$—	$742,076,226

ESG Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$3,613,798	$—	$—	$3,613,798
Short-Term Investment	114,184	—	—	114,184
Total Investments*	$3,727,982	$—	$—	$3,727,982

*	Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.70% of the daily net assets of the Funds. Prior to November 26, 2019, the monthly management fee for the Equity Fund was equal to 0.75% of the daily net assets of the Fund.

The Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse each Fund for their expenses to ensure total annual operating expenses (excluding shareholder servicing fees, acquired Funds fees and expenses, brokerage commissions, interest, taxes, and extraordinary expenses) do not exceed 0.79% of each Fund’s average daily net assets. Prior to November 22, 2019, the annual operating expense limitation for the Equity Fund was 0.79% of the average daily net assets for the Institutional Class and 0.94% of the average daily net assets for the Advisor Class.

COHO FUNDS

Notes to the Financial Statements – Continued
July 31, 2020

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  The Operating Expense Limitation Agreement is indefinite in term but cannot be terminated within a year after the effective date of the Funds’ prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. During the year ended July 31, 2020, the Adviser was able to recoup $8,590 relating to fees waived in prior fiscal years for the Equity Fund. Waived fees and reimbursed expenses for the Funds subject to potential recovery by month of expiration are as follows:

Expiration	Equity Fund	ESG Fund
August 2020 – July 2021	$278,429	$—
August 2021 – July 2022	303,299	—
August 2022 – July 2023	151,217	89,779

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended July 31, 2020, are disclosed in the Statement of Operations.

Prior to November 26, 2019, Quasar Distributors, LLC (“Quasar”) acted as the Equity Fund’s distributor and principal underwriter in a continuous public offering of the Equity Fund’s shares. Quasar was an affiliate of the Administrator until March 31, 2020.  Effective November 26, 2019, Compass Distributors, LLC became the Funds’ distributor.

5.  SHAREHOLDER SERVICING FEES

Prior to November 22, 2019, the Equity Fund had a shareholder servicing agreement (the “Agreement”) where the Adviser acts as the shareholder agent, under which the Equity Fund paid servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Fund’s Advisor Class.  Payments, if any, to the Adviser under the Agreement reimbursed the Adviser for payments it made to selected brokers, dealers and administrators which had entered into service agreements with the Adviser for services provided to shareholders of the Equity Fund.  Payments may also be made directly to the intermediaries providing shareholder services.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended July 31, 2020, the Equity Fund’s Advisor Class incurred $35,579 of shareholder servicing fees under the Agreement.

COHO FUNDS

Notes to the Financial Statements – Continued
July 31, 2020

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

Equity Fund

	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
Advisor Class(1):
Shares sold	22,605,351	3,313,711
Shares issued in exchange for Institutional Class shares	28,875,174	—
Shares issued to holders in reinvestment of distributions	557,174	667,845
Shares redeemed	(12,646,413)	(6,365,725)
Shares delivered by an in-kind transfer(2)	(6,922)	—
Net increase (decrease) in Advisor Class shares	39,384,364	(2,384,169)

Institutional Class:
Shares sold	1,941,416	12,433,722
Shares issued to holders in reinvestment of distributions	947,617	1,024,484
Shares redeemed	(2,430,869)	(8,429,006)
Shares redeemed in exchange for Advisor Class shares	(28,791,559)	—
Net increase (decrease) in Institutional Class shares	(28,333,395)	5,029,200
Net increase in shares outstanding	11,050,969	2,645,031

(1)	On November 22, 2019, the Equity Fund’s Institutional Class shares were merged into the Advisor Class shares. The Advisor Class name was subsequently discontinued following the merger.
(2)	On November 27, 2019, the Equity Fund made an in-kind transfer of $100,000.

ESG Fund

Period Inception(3)
through
July 31, 2020
Shares sold	353,791
Shares received from an in-kind transfer(4)	10,000
Shares issued to holders in reinvestment of dividends	21
Shares redeemed	—
Net increase in shares outstanding	363,812

(3)	Inception date for the Fund was November 27, 2019.
(4)	On November 27, 2019, the ESG Fund was seeded though an in-kind transfer of $100,000.

COHO FUNDS

Notes to the Financial Statements – Continued
July 31, 2020

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, of the Funds for the year ended July 31, 2020, were as follows:

	Equity Fund		ESG Fund
	Purchases	Sales	Purchases	Sales
U.S. Government Securities	$—	$—	$—	$—
Other Securities	$275,405,618	$155,811,940	$3,380,656	$134,603

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at July 31, 2020 were as follows:

	Aggregate	Aggregate	Net	Federal
	Gross	Gross	Unrealized	Income
	Appreciation	Depreciation	Appreciation	Tax Cost
Equity Fund	$124,513,394	$(44,579,934)	$79,933,460	$662,142,766
ESG Fund	409,165	(52,321)	356,844	3,371,138

Any difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales in the Fund.

At July 31, 2020, components of distributable earnings on a tax-basis were as follows:

	Undistributed	Undistributed	Net	Total
	Ordinary	Long-Term	Unrealized	Distributable
	Income	Capital Gains	Appreciation	Earnings
Equity Fund	$5,626,213	$9,949,506	$79,933,460	$95,509,179
ESG Fund	25,455	—	356,844	382,299

As of July 31, 2020, the Funds did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital and ordinary losses which occur during the portion of a fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended July 31, 2020, the Funds did not defer any qualified late year losses.

The tax character of distributions paid by the Funds for the year ended July 31, 2020, were as follows:

	Ordinary	Long Term
	Income*	Capital Gains	Total
Equity Fund	$12,921,008	$25,364,194	$38,285,202
ESG Fund	$210	$—	$210

COHO FUNDS

Notes to the Financial Statements – Continued
July 31, 2020

The tax character of distributions paid for the year ended July 31, 2019, were as follows:

	Ordinary	Long Term
	Income*	Capital Gains	Total
Equity Fund	$10,329,421	$29,441,032	$39,770,453

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9.  SECTOR RISK

As of July 31, 2020, each Fund had a significant portion of its assets invested in the health care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of July 31, 2020, Wells Fargo Bank, for the benefit of its customers, owned 48.5% of the outstanding shares of the Equity Fund. As of July 31, 2020, Charles Schwab, Inc., for the benefit of its customers, owned 72.5% of the outstanding shares of the ESG Fund.

11.  LINE OF CREDIT

The Equity Fund has established an unsecured Line of Credit (“LOC”) in the amount of $25,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less.  The LOC matures, unless renewed, on July 24, 2021.  This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions and other short-term liquidity needs of the Fund.  The LOC is with the Custodian. Interest is charged at the prime rate which was 3.25% as of July 31, 2020. The interest rate during the period was between 3.25-5.50%. The Equity Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 4.75%. For the year ended July 31, 2020, the Fund’s LOC activity was as follows:

		Amount			Date of
	Average	Outstanding as of	Interest	Maximum	Maximum
LOC Agent	Borrowings	July 31, 2020	Expense	Borrowing	Borrowing
U.S. Bank N.A.	$42,459	$ —	$2,050	$4,385,000	11/15/19 – 11/17/19

12.  IN-KIND TRANSFER

On November 27, 2019, a shareholder of the Equity Fund redeemed $100,000 in an in-kind transaction which consisted of securities and cash.  The $100,000 in securities and cash were then used to seed the ESG Fund in an in-kind transaction whereby the shareholder received 10,000 shares of the ESG Fund.  The transaction was determined to be a taxable transaction by management and the cost basis of securities recorded by the ESG Fund was equal to the fair market value of the securities at the time of the in-kind transaction.  The cost of the securities recorded by the ESG Fund on November 27, 2019 was $85,470 and cash was $14,530.

COHO FUNDS

Notes to the Financial Statements – Continued
July 31, 2020

13.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depend on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

COHO FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders of Coho Funds and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Coho Relative Value Equity Fund and Coho Relative Value ESG Fund (“Coho Funds” or the “Funds”), each a series of Managed Portfolio Series, as of July 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

	Statement of	Statement(s) of
Fund Name	Operations	Changes in Net Assets	Financial Highlights
Coho Relative Value Equity Fund	For the year ended	For the years ended	For the years ended
	July 31, 2020	July 31, 2020 and 2019	July 31, 2020, 2019,
2018, 2017, and 2016
Coho Relative Value ESG Fund	For the period from November 27, 2019 (commencement of
operations) through July 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.
Cleveland, Ohio
September 28, 2020

COHO FUNDS

Additional Information (Unaudited)
July 31, 2020

TRUSTEES AND OFFICERS

Number of
			Portfolios		Other
	Position(s)	Term of Office	in Trust		Directorships Held
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	by Trustee During
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite Term;	36	Retired, Chief Financial	Independent Trustee,
615 E. Michigan St.	Independent	Since		Officer, Robert W. Baird	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	(46 Portfolios)
Year of Birth: 1946	and Audit			(2000-2011).	(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013)

David A. Massart	Trustee and	Indefinite Term;	36	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	Valuation	Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	(46 Portfolios)
Year of Birth: 1967	Chairman			Management, Inc.	(2012-Present)
(2005-Present).

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2020

Number of
			Portfolios		Other
	Position(s)	Term of Office	in Trust		Directorships Held
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	by Trustee During
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years

Independent Trustees

David M. Swanson	Trustee and	Indefinite Term;	36	Founder and Managing	Independent Trustee,
615 E. Michigan St.	Nominating	Since		Principal, SwanDog	ALPS Variable
Milwaukee, WI 53202	&	April 2011		Strategic Marketing, LLC	Investment Trust
Year of Birth: 1957	Governance			(2006-Present).	(7 Portfolios)
	Committee				(2006-Present);
	Chairman				Independent Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present);
Independent Trustee,
RiverNorth Funds
(3 Portfolios)
(2018-Present);
RiverNorth Managed
Duration Municipal
Income Fund
Inc. (1 Portfolio)
(2019-Present);
RiverNorth
Marketplace Lending
Corporation
(1 Portfolio)
(2018-Present);
RiverNorth/
DoubleLine Strategic
Opportunity Fund, Inc.
(1 Portfolio)
(2018-Present);
RiverNorth
Opportunities Fund,
Inc. (1 Portfolio)
(2013-Present);
RiverNorth
Opportunistic
Municipal Income
Fund, Inc.
(1 Portfolio)
(2018-Present)

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2020

Number of
			Portfolios		Other
	Position(s)	Term of Office	in Trust		Directorships Held
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	by Trustee During
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years

Robert J. Kern*	Trustee	Indefinite Term;	36	Retired (July 2018-	None
615 E. Michigan St.		Since		Present); Executive Vice
Milwaukee, WI 53202		January 2011		President, U.S. Bancorp
Year of Birth: 1958				Fund Services, LLC
(1994-2018).

Officers

Brian R. Wiedmeyer	President	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	November 2018		(2005-Present).
Year of Birth: 1973	Executive
Officer

Deborah Ward	Vice
615 E. Michigan St.	President,	Indefinite Term;	N/A	Senior Vice President,	N/A
Milwaukee, WI 53202	Chief	Since		U.S. Bancorp Fund
Year of Birth: 1966	Compliance	April 2013		Services, LLC
	Officer and			(2004-Present).
Anti-Money
Laundering
Officer

Benjamin Eirich	Treasurer,	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Principal	Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Financial	August 2019		Services, LLC
Year of Birth: 1981	Officer and	(Treasurer); Since		(2008-Present).
	Vice	November 2018
	President	(Vice President)

Thomas A. Bausch, Esq.	Secretary	Indefinite Term;	N/A	Vice President, U.S.	N/A
615 E. Michigan St.		Since		Bancorp Fund Services,
Milwaukee, WI 53202		November 2017		LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey &
Kahn S.C. (2012-2016).

*	Mr. Kern became an Independent Trustee on July 6, 2020. Previously he was an Interested Trustee.

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2020

Number of
			Portfolios		Other
	Position(s)	Term of Office	in Trust		Directorships Held
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	by Trustee During
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years

Officers

Douglas Schafer	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since May 2016		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	and Vice	(Assistant		LLC (2002-Present).
Year of Birth: 1970	President	Treasurer); Since
November 2018
(Vice President)

Michael J. Cyr II	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	and Vice	August 2019		LLC (2013-Present).
Year of Birth: 1992	President

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2020

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Coho Partners, Ltd. – Equity Fund

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2020, the Trust’s Board of Trustees (“Board”), each of whom were present in person, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Coho Partners, Ltd. (“Coho” or the “Adviser”) regarding the Coho Relative Value Equity Fund (the “Fund”) (the “Investment Advisory Agreement”) for an additional annual term.

Prior to the meeting and at meetings held on November 19-20, 2019, and January 7, 2020, the Trustees received and considered information from Coho and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Coho with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Coho; (3) the costs of the services provided by Coho and the profits realized by Coho from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Coho resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Coho, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Coho set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Coho performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Coho provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include, but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Coho effects on the Fund’s behalf; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered the significant investment analysis and portfolio management experience of the Fund’s portfolio managers, as well as Coho’s strong capitalization and its assets under management.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Coho provides to the Fund under the Investment Advisory Agreement.

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2020

Fund Historical Performance and the Overall Performance of Coho.  In assessing the quality of the portfolio management delivered by Coho, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to one or more appropriate benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Coho manages utilizing a similar investment strategy as that of the Fund.  When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer group.  The Trustees noted the Fund’s performance was below its peer group median average over the year-to-date, one-year, three-year and five-year periods ended October 31, 2019. The Trustees also observed that the Fund had underperformed its primary benchmark and secondary benchmark over all of the reviewed time periods ended October 31, 2019. The Trustees also considered that the Fund had achieved positive total returns across all time periods reviewed. The Trustees also noted that the Fund’s performance had been consistent with the composite of separate accounts managed by Coho with similar strategies to the Fund.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Coho under the Investment Advisory Agreement, as well as Coho’s profitability from services that it rendered to the Fund during the 12-month period ended September 30, 2019.  The Trustees also considered the effect of an expense limitation agreement on Coho’s compensation and that Coho has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees also noted that Coho had recently agreed to a reduction in the advisory fee payable by the Fund and a reduction in the Fund’s expense limitation. The Trustees also considered that the management fees Coho charges to the Fund fall within the range of the fees Coho charges to its separately managed accounts with similar investment strategies. The Trustees further considered that Coho has additional responsibilities with respect to the Fund, including more frequent trading and cash management stemming from the Fund’s daily subscriptions and redemptions, additional compliance obligations, and the preparation of Board and shareholder materials. The Trustees concluded that Coho’s service relationship with the Fund has yielded Coho a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s advisory fee was above the peer group average and median and in the third quartile of the peer group.  The Trustees also considered that the total expenses (after waivers and expense reimbursements) of the Fund were below the peer group median and average total expenses. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Coho’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and Fund asset levels increase.  The Trustees also considered that Coho had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees noted Coho does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Coho may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Coho does not receive additional material benefits from its relationship with the Fund.

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2020

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Coho Partners, Ltd. – ESG Fund

At the meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on November 19-20, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the Investment Advisory Agreement between the Trust and Coho Partners, Ltd. (“Coho” or the “Adviser”) regarding the Coho Relative Value ESG Fund (the “ESG Fund”) (the “Investment Advisory Agreement”) for an initial two-year term.

Prior to this meeting, the Trustees received and considered information from Coho and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the approval of the Investment Advisory Agreement.  This information, together with a presentation by a representative of Coho regarding the ESG Fund and the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the ESG Fund: (1) the nature, extent, and quality of the services to be provided by Coho with respect to the ESG Fund; (2) the cost of the services to be provided and the profits to be realized by Coho, from services rendered to the ESG Fund; (3) comparative fee and expense data for the ESG Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the ESG Fund grows, and whether the proposed advisory fee for the ESG Fund reflects such economies of scale for the ESG Fund’s benefit; and (5) other benefits to Coho resulting from services rendered to the ESG Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Coho will provide under the Advisory Agreement with respect to the ESG Fund, noting that such services include but are not limited to the following: (1) investing the ESG Fund’s assets consistent with the ESG Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the ESG Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Coho on behalf of the ESG Fund; and (5) selecting broker-dealers to execute orders on behalf of the ESG Fund.  The Trustees noted that Coho is well capitalized. The Trustees also considered Coho’s assets under management.  The Trustees considered the experience of the proposed portfolio managers of the ESG Fund in managing a composite of separately managed accounts in a strategy similar to the ESG Fund, as well as their experience managing the Coho Relative Value ESG Fund, which has a similar investment strategy. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Coho proposes to provide to the ESG Fund under the Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the proposed management fee that the ESG Fund will pay to Coho under the Advisory Agreement in the amount of 0.70% of the ESG Fund’s average annual daily net assets.  They also considered Coho’s profitability analysis (12 month pro-forma) for services that Coho will render to the ESG Fund.  In that regard, the Trustees noted that Coho expects to waive a portion of its management fees during the first 12 months of the ESG Fund’s operations under the proposed operating expenses limitation

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2020

agreement.  The Trustees noted that Coho manages separately managed accounts with investment strategies that are substantially similar to the ESG Fund. The Trustees noted that the management fees charged to the separately managed accounts range above and below the amount to be charged to ESG Fund. The Trustees also noted that the Coho believes the services provided to the ESG Fund will be more frequent and intensive in nature than those provided to the separately managed accounts due primarily to daily cash flows. The Trustees also noted that Coho fulfills additional compliance burdens in managing the ESG Fund. The Trustees also noted that Coho has contractually agreed, for a period of at least one year from the effective date of the ESG Fund’s prospectus, to waive its management fees and reimburse the ESG Fund for its operating expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed 0.79% of the average daily net assets of the ESG Fund.  The Trustees expected that Coho’s service relationship with the ESG Fund would not be profitable during the first 12 months of operations.

Comparative Fee and Expense Data.  The Trustees considered an analysis that the Trust’s administrator had prepared, comparing the contractual expenses that the ESG Fund will bear to those of funds in the same Morningstar category.  The Trustees noted that the ESG Fund’s proposed management fee of 0.70% was above the median and average of reported for the Morningstar peer group and in the third quartile of the peer group.  The Trustees also noted that the projected total contractual expenses of the ESG Fund were below the peer group median and average While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Coho’s proposed advisory fee is reasonable.

Economies of Scale.  The Trustees considered whether the ESG Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Fund does not contain breakpoints.  The Trustees took into account the fact that Coho had agreed to consider breakpoints in the future in response to asset growth in the ESG Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by Coho from its relationships with the ESG Fund. The Trustees noted that Coho will not use affiliated brokers to execute the ESG Fund’s portfolio transactions.  The Trustees considered that Coho may receive some form of reputational benefit from services rendered to the ESG Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Coho does not receive additional material benefits from its relationship with the ESG Fund.

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2020

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the Coho Relative Value Equity Fund and the Coho Relative Value ESG Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Coho Partners, Ltd. (“Coho”) as the administrator of the Program (the “Program Administrator”). Personnel of Coho conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Coho Risk Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period June 1, 2019, through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Coho manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Coho provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Coho Risk Committee oversaw the classification of each of the Funds’ portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Coho’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Funds did not effect redemptions in-kind during the Reporting Period pursuant to the Program. The Report concluded, with respect to each Fund: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2020

AVAILABILITY OF FUNDS PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). Each Fund’s Form N-Q or Part F of N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-866-264-6234.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-264-6234. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30, is available (1) without charge, upon request, by calling 1-866-264-6234, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended July 31, 2020, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% and 88.24% for the Equity Fund and ESG Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended July 31, 2020 was100.00% and 85.00% for the Equity Fund and ESG Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 13.78% and 0.00% for the Equity Fund and ESG Fund, respectively.

COHO FUNDS

Privacy Notice (Unaudited)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintains physical, electronic and procedural safeguards to protect your Personal Information and require its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Coho Partners, Ltd.
300 Berwyn Park
801 Cassatt Road, Suite 100
Berwyn, PA 19312

DISTRIBUTOR
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUNDS ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-866-264-6234.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended July 31, 2020 and July 31, 2019, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2020	FYE 7/31/2019
Audit Fees	$27,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$7,500	$4,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2020	FYE 7/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2020	FYE 7/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    October 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    October 8, 2020

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    October 8, 2020